UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: December 5, 2011


                            LATITUDE SOLUTIONS, INC.
         -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                       000-54194                41-2251802
----------------------------        ----------------      ----------------------
(State or other jurisdiction        (Commission File          (IRS Employer
     of incorporation)                    Number)         Identification Number)


            2595 NW BOCA RATON BLVD., SUITE 100, BOCA RATON, FL 33431
         -------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                  (561)417-0644
         -------------------------------------------------------------
               Registrant's telephone number, including area code


         -------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)

                            SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE.
-----------------------------------

PRESS RELEASE

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On December 5, 2011, Latitude Solutions, Inc. ("the Company") made a press release announcing the creation of its international subsidiary, Latitude Worldwide, B.V. The text of the press release is attached hereto as Exhibit 99.1.

On November 15, 2011, the Company formed Latitude Worldwide, B.V., a private company with limited liability organized in the Netherlands and with operations to be based in the United Kingdom. Latitude Worldwide is 70% owned by the Company and is intended to provide the resources necessary to market and deploy the Company's Electro Precipitation(TM) Integrated Water Systems(TM) wastewater treatment technology outside of North America.


                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

(D) EXHIBITS. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     EXHIBIT NO.                     DESCRIPTION
     -----------        -------------------------------------
        99.1            Press Release, dated December 5, 2011


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                 LATITUDE SOLUTIONS, INC.



                                 By: /s/ Matthew J. Cohen
                                 -----------------------------------------
                                 Matthew J. Cohen, Chief Financial Officer

                                 Date:  December 6, 2011




























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